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                                                                   EXHIBIT 10.19

                              AMENDMENT AND WAIVER


       THIS AMENDMENT AND WAIVER is entered into as of June 12, 1997 by and between Hedstrom Holdings, Inc. (the "Company") and Alan Plotkin (in his capacity as the Holder Representative under the Notes (as hereinafter defined), the "Holder Representative").

       WHEREAS, the Company desires to amend certain provisions and to obtain waivers with respect to certain other provisions of the Company's Promissory Notes (Series B), dated as of October 27, 1995, (the "Notes");

       WHEREAS, the terms of the Notes permit the Company and the Holder Representative to enter into an amendment or supplement to the Notes with the consent of a majority in aggregate principal amount of the Notes at the time outstanding;

       WHEREAS, Arnold E. Ditri is the holder of a majority in aggregate principal amount of the Notes as of the date hereof (the "Majority Holder"); and

       WHEREAS, the Majority Holder desires to consent to the amendments to the Notes set forth herein and to the waivers of the application of certain provisions of the Notes as set forth herein.

       NOW THEREFORE, in consideration of the respective agreements herein contained, and intending to be legally bound, the parties hereby agree as follows:

       1. Definitions. All capitalized terms used but not defined herein shall have the meanings given such terms in the Notes.

       2.     Amendments.  The Notes are hereby amended as follows:

              a. The definition of "Senior Loan Agreement" in Section 1 of the Notes is hereby deleted in its entirety.

              b. The definition of "Senior Indebtedness" in Section 1.07 of Annex A to the Notes is hereby amended and restated in its entirety to read as follows:
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       "Senior Indebtedness" shall mean all obligations and liabilities of the
       Company and its Subsidiaries under or in respect of (i) the Credit Agreement and the other Credit Documents, (ii) the Senior Discount Notes and the Senior Discount Notes Indenture, (iii) the Senior Subordinated Notes Due 2007 and the Senior Subordinated Notes Indenture and (iv) any interest rate or currency hedging agreements entered into in connection any of the foregoing.

              c. The definition of "Credit Agreement" in Section 1.07 of Annex A to the Notes is hereby and restated in its entirety to read as follows:

       ""Credit Agreement" shall mean the Credit Agreement, dated as of June 12, 1997, among the Company, Hedstrom Corporation, Credit Suisse First Boston Corporation, as agent, and the lenders party thereto, as the same may be amended, modified, extended, renewed, restated, supplemented, restructured or refinanced from time to time."

              d. The definitions of "Borrower," "Interest Rate Protection Agreement," "Other Creditors," "Other Hedging Agreements" and "Required Banks" in Section 1.07 of Annex A to the Notes are hereby deleted in their entirety.

              e. The following definitions are hereby added in the appropriate places in Section 1.07 of Annex A to the Notes:

       ""Senior Discount Notes" shall mean the 10% Senior Discount Notes Due 2009 issued by the Company pursuant to the Senior Discount Notes Indenture.

       "Senior Discount Notes Indenture" shall mean the Indenture, dated as of June 1, 1997, between the Company and the United States Trust Company of New York, as trustee, as the same may be amended, modified, extended, renewed, restated, supplemented, restructured or refinanced from time to time.

       "Senior Subordinated Notes" shall mean the 12% Senior Subordinated Notes Due 2007 issued by Hedstrom Corporation pursuant to the Senior Subordinated Notes Indenture.

       "Senior Subordinated Notes Indenture" shall mean the Indenture, dated as of June 1, 1997, among Hedstrom Corporation, the Company, as guarantor, the other guarantors party thereto and IBJ Schroder Bank & Trust Company, as





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       trustee, as the same may be amended, modified, extended, renewed, restated, supplemented, restructured or refinanced from time to time."

              f. Section 4(a) of the Notes is amended and restated in its entirety to read as follows:

              "(a)   Whenever and to the fullest extent permitted under the
       Credit Agreement, the Senior Subordinated Notes Indenture, and the Senior Discount Notes Indenture;"

       3. Waivers. The application of Section 7(b) of the Notes is hereby waived with respect to each of the transactions contemplated by the Credit Agreement, the other Credit Documents, the Senior Discount Notes, the Senior Discount Notes Indenture, the Senior Subordinated Notes and the Senior Subordinated Notes Indenture.

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       IN WITNESS WHEREOF, the parties have executed this Amendment and Waiver as of the date first set forth above.


                                                  HEDSTROM HOLDINGS, INC.


                                                  By: /s/ ANDREW S. ROSEN
                                                     ---------------------------
                                                         Name: Andrew S. Rosen
                                                         Title:


                                                  HOLDER REPRESENTATIVE


                                                  By: /s/ ALAN PLOTKIN
                                                     ---------------------------
                                                         Alan Plotkin


CONSENT OF MAJORITY HOLDER:

       The undersigned, as the holder of a majority in aggregate principal amount of the Notes, hereby consents to each of the foregoing amendments and waivers and to the execution hereof by the Holder Representative on behalf of the holders of the Notes.

                                                  MAJORITY HOLDER


                                                  By:  /s/ ARNOLD E. DITRI
                                                     ---------------------------
                                                         Arnold E. Ditri





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